UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)    December 11, 2002
                                                    ---------------------------
                                                     (December 10, 2002)
                                                    ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                  Commission                85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------       (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



Alvarado Square, Albuquerque, New Mexico                         87158
----------------------------------------                         -----
(Address of principal executive offices)                       (Zip Code)



                          (505) 241-2700 (Registrant's
                     telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item  5.  Other Events

The following is a press release issued by the Company on December 10, 2002.

                  PNM Resources Declares Common Stock Dividend

Albuquerque, N.M., December 10, 2002 -- The Board of Directors of PNM Resources (NYSE:PNM), has declared the regular quarterly dividend of $0.22 per share on common stock, for an indicated annual dividend of $0.88 per share. The dividend is payable February 14, 2003 to shareholders of record on February 3, 2003.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, provides natural gas service to 439,637 gas customers and electric utility service to 385,468 customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                    (Registrant)


Date:  December 11, 2002                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                    Vice President and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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